UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

CORVUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

901 Gateway Boulevard, Third Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 900-4520

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	CRVS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2026, Corvus Pharmaceuticals, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). Only stockholders of record at the close of business on April 16, 2026, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, there were 84,090,424 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 73,021,854 shares of the Company’s common stock were voted in person or by proxy for the three proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 24, 2026.

The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal No. 1 — Election of Directors

The Company’s stockholders elected the Class I director nominees below to the Company’s Board of Directors to hold office until the 2029 Annual Meeting of Stockholders or until his or her respective successor is elected and qualified or appointed, or the earlier of his or her death, resignation or removal.

Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Richard A. Miller, M.D.	58,275,179	2,697,052	12,049,623
Linda S. Grais, M.D., J.D.	53,185,380	7,786,851	12,049,623

Proposal No. 2 — Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstain
72,864,335	105,674	51,845

Proposal No. 3 —Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

On a non-binding advisory basis, the Company’s stockholders approved the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
58,936,532	1,971,370	64,329	12,049,623

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: June 12, 2026	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer